SUMMARY PROSPECTUS

FRANKLIN GROWTH ALLOCATION FUND

Franklin Fund Allocator Series
May 1, 2022

Class A	Class C	Class R	Class R6	Advisor Class
FGTIX	FTGTX	FGTRX	Pending	FGTZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Franklin Growth Allocation Fund

Investment Goal

The highest level of long-term total return that is consistent with an acceptable level of risk.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 84 in the Fund's Prospectus and under “Buying and Selling Shares” on page 98 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.16%	0.16%	0.16%	0.09%	0.16%
Acquired fund fees and expenses[1]	0.23%	0.23%	0.23%	0.23%	0.23%
Total annual Fund operating expenses[1]	0.89%	1.64%	1.14%	0.57%	0.64%
Fee waiver and/or expense reimbursement[2]	None	None	None	-0.02%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.89%	1.64%	1.14%	0.55%	0.64%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2.  The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until April 30, 2023. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$635	$817	$1,015	$1,584
Class C	$266	$516	$890	$1,741
Class R	$116	$362	$627	$1,384
Class R6	$56	$181	$316	$711
Advisor Class	$65	$204	$356	$797
If you do not sell your shares:
Class C	$166	$516	$890	$1,741

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59.90% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” meaning that it seeks to achieve its investment goal by investing its assets primarily in other funds (underlying funds), predominantly other Franklin Templeton and Legg Mason mutual funds and exchange traded funds (ETFs). The Fund is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. The Fund may be most appropriate for investors with a longer investment horizon.

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity and fixed-income investments by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund's predominant asset class and strategy. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities, and may also have exposure to derivative instruments.

The investment manager uses the following as a general guide in allocating the Fund’s assets among the broad asset classes: 80% equity funds; and 20% fixed-income funds. These percentages may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and may vary up to 10% from these percentages of Fund assets.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager focuses on income as a means of diversification to help offset the risk presented by exposure to equity investments and on maximizing income appropriate to each Fund’s specific risk profile. The investment manager considers the duration and maturity of the underlying funds’ portfolios. Certain fixed income funds may hold securities across the credit quality spectrum, including below investment grade or "junk" bonds. In addition, in selecting underlying funds the investment manager also considers the overall combination of the underlying funds in each asset class and the overall costs of investing in the underlying funds. In evaluating the risk level of the underlying funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The investment manager will vary the underlying funds’ allocation percentages based upon the Fund’s risk/return level. No more than 25% of the Fund’s assets may be invested in any one underlying fund, except that the Fund may invest up to 50% of its total assets in Franklin U.S. Government Securities Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Asset Allocation The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying funds. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve the Fund's investment goal in view of actual market trends.

Equity Funds To the extent that the Fund invests in an underlying equity fund, its returns will fluctuate with changes in the stock market. Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

Debt Funds To the extent that the Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

Investing in Underlying Funds Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities or an ETF may trade at a premium or discount to its net asset value; or, if an index ETF, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The risks described below are the applicable principal risks for the Fund based on the principal risks of the underlying funds in which the Fund invests. For purposes of the discussion below, "Fund" means the Fund and/or one or more of the underlying funds in which the Fund invests.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in and out of favor, which could cause additional volatility in the prices of the Fund’s portfolio holdings.

Value Style Investing  A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause a Fund, the investment manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800)DIAL BEN/342-5236.

The indices in the table below show how the Fund's performance compares to certain groups of securities that align with different portions of the Fund's portfolio. The Linked Franklin Growth Allocation Fund Benchmark-NR reflects the performance of 56% S&P 500 Index, 24% MSCI EAFE Index-NR, 15% Bloomberg U.S. Aggregate Index and 5% Payden & Rygel 90 Day U.S. T-Bill Index from 1/1/2001 to 12/31/2012; 56% S&P 500 Index, 24% MSCI EAFE Index-NR and 20% Bloomberg U.S. Aggregate Index from 1/1/2013 to 12/31/14; and 80% MSCI AC World Index-NR and 20% Bloomberg Multiverse Index thereafter.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q2	16.26%
Worst Quarter:	2020, Q1	-16.22%

As of March 31, 2022, the Fund’s year-to-date return was -6.35%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2021

	1 Year	5 Years	10 Years	Since Inception
Franklin Growth Allocation Fund - Class A
Return before taxes	10.03%	11.42%	9.58%	—
Return after taxes on distributions	6.12%	8.94%	7.87%	—
Return after taxes on distributions and sale of Fund shares	7.72%	8.55%	7.42%	—
Franklin Growth Allocation Fund - Class C	14.59%	11.86%	9.39%	—
Franklin Growth Allocation Fund - Class R	16.14%	12.41%	9.93%	—
Franklin Growth Allocation Fund - Class R6	16.85%	13.11%	—	10.20%	[1]
Franklin Growth Allocation Fund - Advisor Class	16.71%	12.98%	10.48%	—
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	18.54%	14.40%	11.85%	—
Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes)	-4.51%	3.45%	1.96%	—
Linked Franklin Growth Allocation Fund Benchmark-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	13.62%	12.29%	10.83%	—

1.	Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Thomas A. Nelson, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2012.

Wylie Tollette, CFA
Executive Vice President of Advisers and portfolio manager of the Fund since 2021.

Berkeley Belknap Revenaugh
Portfolio Manager of Advisers and portfolio manager of the Fund since 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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